SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  May 17, 1996
- --------------------------------------------------------------------------------


                               CENTURA BANKS, INC.
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


North Carolina                 1-10646                   56-1688522
- --------------------------------------------------------------------------------
  (State of                  (Commission                (IRS Employer
Incorporation)               File Number)            Identification No.)



134 North Church Street, Rocky Mount, North Carolina          27804
- --------------------------------------------------------------------------------
Address of principal executive office)                      (Zip code)


Registrant's telephone number, including area code:       (919) 977-4400
- --------------------------------------------------------------------------------


                                       N/A
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Centura Banks, Inc.

Item 2.  Acquisition or Disposition of Assets.
As additional information to security holders and investors, the Registrant, pursuant to Article 11, Rule 11-01(a)(8), of Regulation S-X, is providing pro forma financial information as identified in Item 7.

Item 7.  Financial statements and Exhibits.
(b) Pro Forma financial information.
The following unaudited pro forma combined condensed balance sheet as of March 31, 1996, and the unaudited pro forma combined condensed income statements for the three months ended March 31, 1996, and for the year ended December 31, 1995, give effect to the affiliation with Centura Banks, Inc. ("Centura") of First Community Bank, Gastonia, North Carolina ("FCB"), presented under the purchase method of accounting, which requires that all assets and liabilities be adjusted to their estimated fair value as of the date of the acquisition. In connection with the acquisition of FCB, management anticipates that it will acquire up 100 percent of the shares to be exchanged in the combination, as approved by Centura's Board of Directors. The pro forma financial information presented herein gives effect to the possible purchase by Centura of these shares. Pro forma adjustments to the balance sheet are computed as if the transaction occurred at March 31, 1996, while pro forma adjustments to the income statements presented are computed as if the transaction were consummated at January 1, 1995.

Additionally, the unaudited pro forma combined condensed balance sheet as of March 31, 1996, and the unaudited pro forma combined condensed income statements for the three months ended March 31, 1996, and for the three-year period ended December 31, 1995, combine the historical financial statements of Centura with FirstSouth Bank, Burlington, North Carolina ("FSB"), after giving effect to the merger of both entities using the pooling-of-interests method of accounting. In connection to the merger with FSB, management anticipates that it will acquire up to 9.9 percent of the shares to be exchanged in the combination, as approved by Centura's Board of Directors. However, the pro forma financial information presented herein does not give effect to the possible purchase by Centura of these shares. Pro forma adjustments to the balance sheet are computed as if the transaction occurred at March 31, 1996, while pro forma adjustments to the income statements are computed as if the transaction were consummated on January 1 of the earliest period presented.

The historical information presented for Centura has been restated to include the effects of the First Commercial Holding Corp. merger that was consummated on February 27, 1996, and accounted for using the pooling-of-interests method of accounting.

The pro forma statements are provided for informational purposes only. The pro forma fully combined financial information set forth herein reflects the consummation of the acquisitions noted above as presently contemplated, which event is in Centura's judgment, most likely to occur. The pro forma financial information is not necessarily indicative of actual results that would have been achieved had the transaction been consummated on March 31, 1996, or at the beginning of the periods presented, and is not necessarily indicative of future results. The pro forma statements should be read in conjunction with the audited consolidated financial statements of Centura and the notes thereto included in Centura's annual report on Form 10-K for the year ended December 31, 1995, and Centura's quarterly reports on Form 10-Q for the quarter ended March 31, 1996.

CENTURA BANKS, INC.
UNAUDITED PRO FORMA  COMBINED  CONDENSED  BALANCE SHEET
As of March 31, 1996
(in thousands)


                                                Historical
                                                 Centura                              Pro forma                            Pro forma
                                                Banks, Inc.  Historical      FCB      Registrant/  Historical    FSB         Fully
                                               (Registrant)     FCB      Adjustments     FCB          FSB      Adjustments Combined
                                               -------------------------------------------------------------------------------------
                                                   (1,2)        (1)          (3)                       (1)       (4)

ASSETS
Cash and due from banks                        $      226,617     4,121         (750)       202,105       6,770              208,875
Investment securities:                                                       (27,883)
        Available for sale                          1,144,158    13,781                   1,157,939      14,991            1,172,930
        Held to maturity                              282,030    14,862                     296,892      14,728              311,620
Other interest-earning assets                           3,814     6,800                      10,614      15,273               25,887
Loans                                               3,686,316    82,304                   3,768,620     124,469            3,893,089
  Less allowance for loan losses                       54,825     1,351                      56,176       1,658               57,834
                                                 ----------------------------------------------------------------------------------
  Net loans                                         3,631,491    80,953            -      3,712,444     122,811    -       3,835,255
Bank premises and equipment                            85,353     2,579                      87,932       4,065               91,997
Other assets                                          172,736     2,118       16,570        191,424       2,668              194,092
                                                                                                                                   -
                                                 ===================================================================================
    Total assets                               $    5,546,199   125,214      (12,063)     5,659,350     181,306    -       5,840,656
                                                 ===================================================================================
                                                                                                                                   -
LIABILITIES                                                                                                                        -
Deposits:                                                                                                                          -
  Demand, noninterest-bearing                         593,897    14,326                     608,223      28,237              636,460
  Interest-bearing                                  3,573,777    90,669                   3,664,446     134,758            3,799,204
    Total deposits                                  4,167,674   104,995                   4,272,669     162,995            4,435,664
Borrowed funds                                        638,222     7,313                     645,535           -              645,535
Long-term debt                                        253,342         -                     253,342           -              253,342
Other liabilities                                      76,725       843                      77,568       1,647               79,215
                                                                                                  -                                -
                                                 -----------------------------------------------------------------------------------
    Total liabilities                               5,135,963   113,151            -      5,249,114     164,642      -     5,413,756
                                                 -----------------------------------------------------------------------------------
                                                                                                                                   -
SHAREHOLDERS' EQUITY                                                                                                               -
Common stock                                          172,986    3,248        (3,248)       172,986       6,092    9,178     188,256
                                                                              27,883
                                                                             (27,883)
Additional paid in capital                                  -    4,283        (4,283)             -       9,178   (9,178)         -
Common stock acquired by ESOP                            (503)       -             -           (503)          -      -         (503)
Unrealized securities gains (losses), net              (2,844)     (92)           92         (2,844)        (13)     -       (2,857)
Retained earnings                                     240,597    4,624        (4,624)       240,597       1,407      -       242,004
                                                 -----------------------------------------------------------------------------------
    Total shareholders' equity                        410,236   12,063       (12,063)       410,236      16,664      -       426,900
                                                 -----------------------------------------------------------------------------------
    Total liabilities and shareholders' equity $    5,546,199   125,214      (12,063)     5,659,350     181,306      -     5,840,656
                                                 ===================================================================================

Outstanding common shares                          22,875,050   779,493                  22,875,050   1,829,218           23,899,412
Book value per share                           $        17.93     15.48                       17.93        9.11                17.84

See notes to pro forma balance sheet.

CENTURA BANKS, INC.
NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
As of March 31, 1996

(1) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included. Adjustments, if any, are normal and recurring in nature.

(2) Centura's historical information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.

(3)     First Community Bank, Gastonia, NC ("FCB"):
        a) Pro forma adjustments have been computed assuming the transaction was consummated at March 31, 1996. The pro forma adjustments also include the assumption that, simultaneously with the acquisition, Centura will repurchase 100% of the shares to be issued in connection with the acquisition and that there is no price differential between the stock issued and repurchased. Such repurchase program will not in actuality occur simultaneously with the consummation of the acquisition and may result in less than a 100% repurchase. It is assumed that Centura will utilize liquid assets currently available to Centura to fund the repurchase of shares. Centura is authorized to repurchase up to 100% under separate action approved by Centura's board of directors.

        b) The purchase method of accounting requires that all assets and liabilities be adjusted to their fair value as of the date of acquisition. The estimated fair values of FCB's assets and liabilities are not expected to be materially different from their recorded carrying values; therefore, no pro forma valuation adjustments have been made. The calculations of the estimated fair value of the net assets acquired and cost associated with this transaction are:

                                                                                                                         In 000s

           Value for outstanding FCB shares = .96 ER * 779,493 FCB shares * $34.875 price                                  $ 26,097
        (where ER is exchange ratio; price is Centura's closing price on 3/20/96, the date acquisition was announced)
           Value   for   outstanding   FCB   options   =  (.96   ER*94,000   FCB                                              1,786
        options)*($34.875-($14.48/.96))  (where  the  converted  exercise price is $14.48/.96 (weighted average exercise price of FCB options/ER))
           Estimate for direct merger expenses                                                                                  750
                                                                                                                       -------------
                    Estimate of Cost                                                                                         28,633
                                                                                                                       -------------
                    Less estimate for fair value of net assets acquired                                                      12,063
                                                                                                                       =============
                    Estimate of goodwill (i.e. excess of cost over fair value)                                              $ 16,570
                                                                                                                       =============

(4)     FirstSouth Bank, Burlington, NC ("FSB")
        The merger of FSB is presented under the pooling-of-interests method of accounting, with the issuance of an estimated 1,024,362 shares of Centura common stock for the outstanding shares of FSB, given an exchange ratio of .56 share Centura common stock for each share of FSB common stock.

CENTURA BANKS, INC.
UNAUDITED PRO FORMA  COMBINED  CONDENSED  INCOME  STATEMENT
For the Three Months Ended March 31, 1996
(in thousands, except shares and per share)

                                                      Centura                                 Pro forma                   Pro forma
                                                    Banks, Inc.    Historical      FCB       Registrant/    Historical       Fully
                                                    (Registrant)       FCB      Adjustments     FCB            FSB         Combined
                                                  ----------------------------------------------------------------------------------
                                                       (1,2)           (1)        (3,4)                         (1,5)          (5)

Interest income                                 $          107,394      2,395                  109,789         3,359       113,148
Interest expense                                            51,227      1,089                   52,316         1,537        53,853
                                                  ----------------------------------------------------------------------------------
       Net interest income                                  56,167      1,306       -           57,473         1,822        59,295
Provision for loan losses (PFLL)                             2,000         89                    2,089            65         2,154
                                                  ----------------------------------------------------------------------------------
       Net interest income after PFLL                       54,167      1,217       -           55,384         1,757        57,141
Noninterest income                                          18,941        221                   19,162           302        19,464
Noninterest expense                                         47,758        949      276          48,983         1,288        50,271
                                                  ----------------------------------------------------------------------------------
Income before income taxes                                  25,350        489     (276)         25,563           771        26,334
Income taxes                                                 9,382        139       -            9,521           270         9,791
                                                  ==================================================================================
       Net income                               $           15,968        350     (276)         16,042           501        16,543
                                                  ==================================================================================

Earnings per common share:
       Primary                                  $             0.68       0.45                     0.68         0.26           0.67
       Fully diluted                                          0.68       0.45                     0.68         0.26           0.67
Average common shares:
       Primary                                          23,434,371    774,275               23,434,371    1,962,547     24,533,397
       Fully diluted                                    23,446,960    774,275               23,446,960    1,962,547     24,545,986

- ------------------------------------------
Notes:
(1) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included.
       Adjustments, if any, are normal and recurring in nature.
(2) Centura's historical information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.
(3) Pro forma adjustments have been computed assuming that the transactions presented were completed January 1, 1995.
(4)    First Community Bank, Gastonia, NC ("FCB"):
       a) The pro forma adjustments assume that, simultaneously with the acquisition, Centura repurchased or completed its repurchase of 100% of the shares to be issued in connection with the FCB acquisition and that there was no price differential between the stock issued and the stock repurchased. b) Amortization of goodwill of $16,570,000 is over a 15-year period (the period estimated to be benefited) using straight-line method ($1,105,000/year). Such amortization is not deductible for tax purposes; thus, no adjustment is made for tax benefit of this expense. c) Pro forma share and per share data are computed assuming the issuance of 743,304 additional average shares of Centura common stock in consummating the FCB acquisition (at exchange ratio of .96), less 743,304 shares repurchased simultaneously upon consummation.
(5)    FirstSouth Bank, Burlington, NC  ("FSB")
       a) The merger of FSB is presented under the pooling-of-interests method of accounting, with the issuance of Centura common stock for FSB common stock at an exchange ratio of .56 share of Centura common stock for each share of FSB common stock.

CENTURA BANKS, INC.
UNAUDITED  PRO FORMA  COMBINED  CONDENSED  INCOME  STATEMENT
For the Year Ended December 31, 1995
(in thousands, except shares and per share)

                                                        Centura                               Pro forma                   Pro forma
                                                      Banks, Inc.   Historical      FCB      Registrant/    Historical      Fully
                                                      (Registrant)      FCB     Adjustments     FCB            FSB        Combined
                                                   ---------------------------------------------------------------------------------
                                                         (1,2)          (1)        (3,4)                      (1,5)           (5)

Interest income                                  $       394,831      9,178                   404,009         12,419       416,428
Interest expense                                         181,593      4,059                   185,652          5,628       191,280
                                                   -------------------------------------------------------------------------------
       Net interest income                               213,238      5,119           -       218,357          6,791       225,148
Provision for loan losses (PFLL)                           7,709        577                     8,286            195         8,481
                                                   -------------------------------------------------------------------------------
       Net interest income after PFLL                    205,529      4,542           -       210,071          6,596       216,667
Noninterest income                                        60,703        762                    61,465          1,125        62,590
Noninterest expense                                      173,184      3,418         1,105     177,707          4,906       182,613
                                                   -------------------------------------------------------------------------------
Income before income taxes                                93,048      1,886        (1,105)     93,829         2,815         96,644
Income taxes                                              33,334        542           -        33,876         1,002         34,878
                                                   ===============================================================================
       Net income                                $        59,714      1,344        (1,105)     59,953         1,813         61,766
                                                   ===============================================================================

Earnings per common share:
       Primary                                   $          2.54       1.73                      2.55          0.95           2.51
       Fully diluted                                        2.54       1.70                      2.54          0.93           2.50
Average common shares:
       Primary                                        23,548,920    774,741                23,548,920     1,912,278     24,619,796
       Fully diluted                                  23,595,644    788,590                23,595,644     1,940,321     24,682,224

- ---------------------------------------------
Notes:
(1) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included.
       Adjustments, if any, are normal and recurring in nature.
(2) Centura's historical 1995 information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.
(3) Pro forma adjustments have been computed assuming that the transactions presented were completed January 1, 1995.
(4)    First Community Bank, Gastonia, NC ("FCB"):
       a) The pro forma adjustments assume that, simultaneously with the acquisition, Centura repurchased or completed its repurchase of 100% of the shares to be issued in connection with the FCB acquisition and that there was no price differential between the stock issued and the stock repurchased. b) Amortization of goodwill of $16,570,000 is over a 15-year period (the period estimated to be benefited) using straight-line method ($1,105,000/year). Such amortization is not deductible for tax purposes; thus, no adjustment is made for tax benefit of this expense. c) Pro forma share and per share data are computed assuming the issuance of the shares noted above at exchange ratio of .96, less an equivalent number of shares repurchased simultaneously upon consummation.
(5)    FirstSouth Bank, Burlington, NC  ("FSB")
       a) The merger of FSB is presented under the pooling-of-interests method of accounting, with the issuance of Centura common stock for FSB common stock at an exchange ratio of .56 share of Centura common stock for each share of FSB common stock. Historical FSB per share amounts and average common shares have been restated to reflect the 5% stock dividend declared by FSB in first quarter 1996.

CENTURA BANKS, INC.
UNAUDITED  PRO FORMA  COMBINED  CONDENSED  INCOME  STATEMENT
For the Year Ended December 31, 1994
(in thousands, except shares and per share)

                                                               Centura                           Pro forma
                                                             Banks, Inc.       Historical          Fully
                                                            (Registrant)          FSB             Combined
                                                          ------------------------------------------------------
                                                                (1,2)            (1,3)

Interest income                                         $      305,123             9,316          314,439
Interest expense                                               114,578             3,533           118111
                                                          -------------------------------------------------
         Net interest income                                   190,545             5,783          196,328
Provision for loan losses (PFLL)                                 7,005               215             7220
                                                          -------------------------------------------------
         Net interest income after PFLL                        183,540             5,568          189,108
Noninterest income                                              50,115             1,059            51174
Noninterest expense                                            152,355             4,412          156,767
                                                          -------------------------------------------------
Income before income taxes                                      81,300             2,215            83,515
Income taxes                                                    29,161               804            29,965
                                                          =================================================
         Net income                                     $       52,139             1,411            53,550
                                                          =================================================

Earnings per common share:
         Primary                                        $         2.31              0.76              2.26
         Fully diluted                                            2.30              0.76              2.26
Average common shares:
         Primary                                            22,614,210         1,852,092        23,651,381
         Fully diluted                                      22,678,421        1,861,036         23,720,601

- ---------------------------------------
Notes:
(1) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included.
         Adjustments, if any, are normal and recurring in nature.
(2) Centura's historical 1994 information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.
(3)      FirstSouth Bank, Burlington, NC  ("FSB")
         a) The merger of FSB is presented under the pooling-of-interests method of accounting, with the issuance of Centura common stock for FSB common stock at an exchange ratio of .56 share of Centura common stock for each share of FSB common stock. Historical FSB per share amounts and average common shares have been restated to reflect the 5% stock dividend declared by FSB in first quarter 1996.

CENTURA BANKS, INC.
UNAUDITED  PRO FORMA  COMBINED  CONDENSED  INCOME  STATEMENT
For the Year Ended December 31, 1993
(in thousands, except shares and per share)

                                                              Centura                        Pro forma
                                                             Banks, Inc.   Historical          Fully
                                                            (Registrant)      FSB             Combined
                                                          ---------------------------------------------
                                                                (1,2)        (1,3)

Interest income                                         $        264,188         7,819          272,007
Interest expense                                                 103,533         3,062          106,595
                                                          ----------------------------------------------
         Net interest income                                     160,655         4,757          165,412
Provision for loan losses (PFLL)                                   8,841           310            9,151
                                                          ----------------------------------------------
         Net interest income after PFLL                          151,814         4,447          156,261
Noninterest income                                                52,459         1,272           53,731
Noninterest expense                                              138,938         3,919          142,857
                                                          ----------------------------------------------
Income before income taxes                                        65,335         1,800           67,135
Income taxes                                                      22,166           659           22,825
                                                          ==============================================
         Net income                                     $         43,169         1,141           44,310
                                                          ==============================================

Earnings per common share:
         Primary                                        $          2.09           0.64             2.04
         Fully diluted                                             2.05           0.64             2.00
Average common shares:
         Primary                                             20,696,145      1,769,616       21,687,130
         Fully diluted                                       21,203,238      1,769,616       22,194,223


- ---------------------------------------
Notes:
(1) In the opinion of management of the respective companies included above, all adjustments considered necessary for a fair presentation of the financial position and results for the period presented have been included.
         Adjustments, if any, are normal and recurring in nature.
(2) Centura's historical 1993 information has been restated for the First Commercial Holding Corp. merger that was consummated February 27, 1996 and was accounted for as a pooling-of-interests.
(3)      FirstSouth Bank, Burlington, NC  ("FSB")
         a) The merger of FSB is presented under the pooling-of-interests method of accounting, with the issuance of Centura common stock for FSB common stock at an exchange ratio of .56 share of Centura common stock for each share of FSB common stock. Historical FSB per share amounts and average common shares have been restated to reflect the 5% stock dividend declared by FSB in first quarter 1996.